UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2015

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55083	90-1022599
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois	60445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           AJS Bancorp, Inc. (the “Company”) announced that effective July 10, 2015, Emily Lane will resign as the Chief Financial Officer of the Company and its wholly owned subsidiary, A.J. Smith Federal Savings Bank (the “Bank”) to take a position at another financial institution. Ms. Lane had no disagreement with the Company or the Bank that led to her resignation.

(c)           The Company also announced that effective July 10, 2015, Pamela Favero, age 52, has been appointed Interim Chief Financial Officer of the Company and the Bank.

Ms. Favero has been a Vice President in the finance department since 2013. She was the Chief Financial Officer of the Company and the Bank from 2002 to 2013.  Ms. Favero has been associated with the Bank since 1991.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AJS BANCORP, INC. (Registrant)
DATE: July 1, 2015	By:	/s/ Thomas R. Butkus
Thomas R. Butkus
Chairman, President and Chief Executive Officer